                                                                    EXHIBIT 12.1

CENTEX CORPORATION - TOTAL ENTERPRISE
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                                        NINE MONTHS ENDED           FISCAL YEARS ENDED MARCH 31,
                                                                   ---------------------------      ----------------------------
                                                                   12/31/2001       12/31/2000         2001             2000
                                                                   ----------       ----------       ---------        ---------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                211,812          133,900          197,679          128,520

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness              included in (A)  included in (A)  included in (A)  included in (A)

(C) An estimate of the interest within
    rental expense                                                    11,418            9,629           12,839            8,357

(D) Preference security dividend requirements
    of consolidated subsidiaries                                         N/A              N/A              N/A              N/A
                                                                   ---------        ---------        ---------        ---------
TOTAL FIXED CHARGES                                                $ 223,230        $ 143,529        $ 210,518        $ 136,877
                                                                   =========        =========        =========        =========

EARNINGS

ADD:
(A) Pre-tax earnings                                                 428,235          284,488          436,331          416,861

Add back: minority interest in consolidated subsidiaries              15,135           30,827           32,415           64,772

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                             (11,995)          (3,864)          (4,616)            (456)
                                                                   ---------        ---------        ---------        ---------
                                                                     431,375          311,451          464,130          481,177

(B) Add back: fixed charges                                          223,230          143,529          210,518          136,877

(C) Add back: Amortization of capitalized interest                    25,315           27,095           46,608               --

(D) Add back: distributed income of equity investee                      N/A              N/A              N/A              N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                      --               --               --               --
                                                                   ---------        ---------        ---------        ---------
                                                                     679,920          482,075          721,256          618,054

SUBTRACT
(A) Capitalized Interest                                             (36,012)         (35,445)         (52,646)              --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                            N/A              N/A              N/A              N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                  --               --               --               --
                                                                   ---------        ---------        ---------        ---------
                                                                     (36,012)         (35,445)         (52,646)              --
                                                                   ---------        ---------        ---------        ---------
NET EARNINGS                                                       $ 643,908        $ 446,630        $ 668,610        $ 618,054
                                                                   =========        =========        =========        =========

RATIO                                                                   2.88             3.11             3.18             4.52

                                                                         FISCAL YEARS ENDED MARCH 31,
                                                                  -------------------------------------------
                                                                    1999             1998             1997
                                                                  ---------        ---------        ---------

FIXED CHARGES

(A) Interest Expensed and Capitalized                               118,451           78,128           65,517

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness             included in (A)  included in (A)  included in (A)

(C) An estimate of the interest within
    rental expense                                                   10,457            7,886            6,182

(D) Preference security dividend requirements
    of consolidated subsidiaries                                        N/A              N/A              N/A
                                                                  ---------        ---------        ---------
TOTAL FIXED CHARGES                                               $ 128,908        $  86,014        $  71,699
                                                                  =========        =========        =========

EARNINGS

ADD:
(A) Pre-tax earnings                                                373,294          231,634          163,734

Add back: minority interest in consolidated subsidiaries             53,613           43,447           31,690

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                               (430)          (3,577)            (925)
                                                                  ---------        ---------        ---------
                                                                    426,477          271,504          194,499

(B) Add back: fixed charges                                         128,908           86,014           71,699

(C) Add back: Amortization of capitalized interest                       --               --               --

(D) Add back: distributed income of equity investee                     N/A              N/A              N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                     --               --               --
                                                                  ---------        ---------        ---------
                                                                    555,385          357,518          266,198

SUBTRACT
(A) Capitalized Interest                                                 --               --               --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                           N/A              N/A              N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                 --               --               --
                                                                  ---------        ---------        ---------
                                                                         --               --               --
                                                                  ---------        ---------        ---------
NET EARNINGS                                                      $ 555,385          357,518          266,198
                                                                  =========        =========        =========

RATIO                                                                  4.31             4.16             3.71

CENTEX (EXCLUDING FINANCIAL SERVICES OPERATIONS)
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                                   NINE MONTHS ENDED            FISCAL YEARS ENDED MARCH 31,
                                                               ---------------------------      ----------------------------
FIXED CHARGES                                                  12/31/2001       12/31/2000         2001             2000
                                                               ----------       ----------       ---------        ---------

(A) Interest Expensed and Capitalized                             95,327           73,490           99,069           66,844

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness          included in (A)  included in (A)  included in (A)  included in (A)

(C) An estimate of the interest within
    rental expense                                                11,418            9,629           12,839            8,357

(D) Preference security dividend requirements
    of consolidated subsidiaries                                     N/A              N/A              N/A              N/A
                                                               ---------        ---------        ---------        ---------
TOTAL FIXED CHARGES                                              106,745           83,119          111,908           75,201
                                                               =========        =========        =========        =========

EARNINGS

ADD:
(A) Pre-tax earnings                                             428,235          284,488          436,331          416,861

Add back: minority interest in consolidated subsidiaries          15,135           30,827           32,415           64,772

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                  (87,785)          (4,649)         (19,667)         (32,474)
Subtract: CDC earnings (add back losses)                         (11,995)          (3,864)          (4,616)            (456)

Adjust for CFMC (earnings) loss                                       --               --               --             (214)
                                                               ---------        ---------        ---------        ---------
                                                                 343,590          306,802          444,463          448,489

(B) Add back: fixed charges                                      106,745           83,119          111,908           75,201

(C) Add back: Amortization of capitalized interest                25,315           27,095           46,608               --

(D) Add back: distributed income of equity investee                  N/A              N/A              N/A              N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                  --               --               --               --
                                                               ---------        ---------        ---------        ---------
                                                                 475,650          417,016          602,979          523,690

SUBTRACT
(A) Capitalized Interest                                         (36,012)         (35,445)         (52,646)              --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                        N/A              N/A              N/A              N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                              --               --               --               --
                                                               ---------        ---------        ---------        ---------
                                                                 (36,012)         (35,445)         (52,646)              --
                                                               ---------        ---------        ---------        ---------
TOTAL EARNINGS                                                 $ 439,638        $ 381,571        $ 550,333        $ 523,690
                                                               =========        =========        =========        =========

RATIO OF EARNINGS TO FIXED CHARGES                                  4.12             4.59             4.92             6.96

                                                                      FISCAL YEARS ENDED MARCH 31,
                                                               -------------------------------------------
FIXED CHARGES                                                    1999             1998             1997
                                                               ---------        ---------        ---------

(A) Interest Expensed and Capitalized                             41,581           33,256           34,062

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness          included in (A)  included in (A)  included in (A)

(C) An estimate of the interest within
    rental expense                                                10,457            7,886            6,186

(D) Preference security dividend requirements
    of consolidated subsidiaries                                     N/A              N/A              N/A
                                                               ---------        ---------        ---------
TOTAL FIXED CHARGES                                               52,038        $  41,142        $  40,248
                                                               =========        =========        =========

EARNINGS

ADD:
(A) Pre-tax earnings                                             373,294          231,634          163,734

Add back: minority interest in consolidated subsidiaries          53,613           43,447           31,690

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                  (92,309)         (31,371)         (24,410)
Subtract: CDC earnings (add back losses)                            (430)          (3,577)            (925)

Adjust for CFMC (earnings) loss                                     (203)            (191)            (191)
                                                               ---------        ---------        ---------
                                                                 333,965          239,942          169,898

(B) Add back: fixed charges                                       52,038           41,142           40,248

(C) Add back: Amortization of capitalized interest                    --               --               --

(D) Add back: distributed income of equity investee                  N/A              N/A              N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                  --               --               --
                                                               ---------        ---------        ---------
                                                                 386,003          281,084          210,146

SUBTRACT
(A) Capitalized Interest                                              --               --               --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                        N/A              N/A              N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                              --               --               --
                                                               ---------        ---------        ---------
                                                                      --               --               --
                                                               ---------        ---------        ---------
TOTAL EARNINGS                                                 $ 386,003        $ 281,084        $ 210,146
                                                               =========        =========        =========

RATIO OF EARNINGS TO FIXED CHARGES                                  7.42             6.83             5.22